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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-53162) and in the Registration Statements on Form S-8 (File Nos. 333-21619, 333-27891, 333-33533, 333-55685, 333-76269,
333-36092, 333-60190 and 333-74452) of Southwest Bancorporation of Texas, Inc. of our reports, dated February 25, 2002, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

                                                PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 6, 2002